3 Quarter 2012 Financial and Operating Results November 1, 2012 Exhibit 99.2 rd

Special Note Regarding Forward-Looking Information
In addition to historical information, this presentation contains "forward-looking" statements that reflect management's expectations for the future. A variety of important factors could cause results to differ materially from such statements. These factors are noted throughout GAIN
Capital's annual report on Form 10-K, as filed with the Securities and Exchange Commission on March 15, 2012, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, including changes in regulation of the futures companies, errors or malfunctions in our systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, including the successful integration of Open E Cry, our ability to effectively compete in the futures industry, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent GAIN Capital's views as of the date of this presentation. GAIN Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law.

Overview Glenn Stevens, CEO

rd
Quarter Summary
• Solid profitability and margins despite challenging trading conditions
• Managed expenses in core retail FX business while launching new products and services to diversify revenue
• Introduced TRADE, a new retail platform featuring an
expanded portfolio of FX and CFD products
• Expanded GTX specialty execution desk through addition of
new team
• Entered online futures market with closing of OEC acquisition

3
rd
Quarter 2012 Results Overview

• Financial Results
• Net Revenue: $40.0 million
• Net Income: $3.2 million
• Adjusted Net Income
(2)
: $3.6 million
• Adjusted EBITDA
(1)
: $6.2 million
• EPS (Diluted): $0.08
• Adjusted EPS (Diluted)
(3)
: $0.09
• Strong Balance Sheet
• $93.6mm of free cash available as of
September 30, 2012
(4)
• $143.6mm of liquidity including revolver
• Operating Metrics (5)
• Retail volume: $278.7 billion vs. $447.9 billion
• Institutional volume:$503.7 billion vs. $260.0
billion
• Client assets up 49% to $426.6 million as of
September 30, 2012
• Retail FX: $316.9 million vs. $286.4 million
• OEC: $109.7 million
43%
45%
48%
44%
48%
49%
48%
0%
10%
20%
30%
40%
50%
60%
1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 2Q 12 3Q 12
Active Account Yield
All comparisons based on 3Q 2011
$164.2
$119.3
$123.1
$146.2
$118.9
$98.5
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
$180.0
3Q 10 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 2Q 12 3Q 12
Retail Trading Revenue per Million
Retail Trading Revenue per Million (Quarterly)
Retail Trading Revenue per Million (Last Twelve Months)
(1) Adjusted EBITDA is a non-GAAP financial measure that represents our earnings before interest, taxes, depreciation, amortization and non-recurring expenses. A reconciliation of net income to adjusted EBITDA is available in the appendix to this presentation.
(2)
in the appendix to this presentation.
(3) Reconciliation of EPS to adjusted EPS is available in the appendix to this presentation.
(4) Calculation of balance sheet liquidity is available in the appendix to this presentation.
(5) Definitions for all our operating metrics are available in the appendix to this presentation.
Adjusted net income is a non-GAAP financial measure that represents our net income excluding purchase intangible amortization. A reconciliation of net income to adjusted net income is available

90.00
85.00
79.62
75.00
70.00
Copyright © 2012 eSignal ForexCharts™
Average True Range 14
3.00
2.00
1.00
2008
2009
2010
2011
2012
#1432

GAIN | CAPITAL

3
rd
Quarter Trading Conditions

US Dollar Index Chart
• Third quarter
volatility declined
back to 4-year lows
after modest uptick
in prior quarter
• Average True
Range remains
significantly lower
than prior years
• Trading conditions
translated into lower
retail volume

Retail Business
• Enhanced CFD offering
– TRADE platform launched
– Expands retail product offering to over 250 tradable markets
• Indices, commodities & FX
– Platform features innovative tools for market monitoring,
technical trading and strategy building
– Future enhancements will add new asset classes, analytics, community features and social trading tools
• Opportunistic marketing spend
– New marketing campaigns to promote TRADE
– Positions GAIN to benefit from improved market conditions
• Actively pursuing M&A opportunities

Open E Cry (OEC)
• OEC acquisition closed on August 31
– Purchase price: $12mm
• Key Financial & Operating Metrics
– Run-rate revenue: ~$15mm
– Customers
(1)
: 8,100
– Customer Assets
(1)
: $109.7mm
• Quickly achieving operational synergies
• Commission-based model will provide a stable
quarterly revenue stream

(1) As of September 30, 2012.

Institutional Business (GTX)

• GTX demonstrated strong growth in revenue and volume:
– 3Q 2012 revenue: $4.2mm; average daily volume: $7.6bn
– 3Q 2011 revenue: $1.4mm; average daily volume: $2.6bn
• Volumes continued to grow at a time many competitors are
reporting decreasing trading volumes
• 14-person specialty execution desk became operational in
September
• Addition of new products and team expected to continue to
drive growth in volume and revenue

Financial Review Daryl Carlough, Interim CFO

$42.2
$35.6
$119.9
$110.3
$0
$20
$40
$60
$80
$100
$120
$140
2011 2012 2011 2012
Total Expenses
Comp & Benefits Marketing
Trading Purchase Intangible Amort.
All Other
$53.9
$40.0
$149.9
$118.9
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
2011 2012 2011 2012
Net Revenue
3
rd
Quarter & 9 Months 2012 Financial Results

$9.3
$3.6
$23.0
$9.0
$7.6
$3.2
$19.0
$6.4
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
2011 2012 2011 2012
GAAP & Adjusted Net Income
(1)
Adjusted Net Income GAAP Net Income
$15.6
$6.2
$39.7
$16.3
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
2011 2012 2011 2012
Adjusted EBITDA
(2)
3    Quarter
rd
9 Months
3    Quarter
rd
9 Months
3    Quarter
rd
9 Months
3    Quarter
rd
9 Months
Note: Dollars in millions.
(1)
Reconciliation of net income to adjusted net income available in appendix to this presentation.
(2)
Adjusted EBITDA is a non-GAAP financial measure that represents our earnings before interest, taxes, depreciation, amortization and non-recurring expenses. A reconciliation of net income to Adjusted EBITDA is available in the appendix to this presentation.

Quarterly Dividend & Share Buyback
• $0.05 per share quarterly dividend approved
– Record Date: December 12, 2012
– Payment Date: December 21, 2012
• Continue to repurchase shares pursuant to our
share buyback program
– 1.3mm shares repurchased through September 30
• 140k repurchased in 3Q 2012 at an average price of $4.64
– $3mm remains available for additional repurchases

Expense Management…
• 3Q 2012 operating expenses of $33.8mm down
12.2% compared to 3Q 2011
– Down 10.0% compared to 2Q 2011
• Core retail expenses of $28.9mm declined 23.0%
compared to 3Q 2011
– Core retail compensation & benefit expenses down
21.9% from 2Q 2012 and 5.2% from 3Q 2011
• Savings of $4.5mm invested in institutional (GTX)
and futures (OEC) businesses

: Retail OTC : Institutional : Exchange
3%
97%
3Q 2011
10%
87%
3%
3Q 2012
8%
84%
8%
PF 2012
(1)
25%
50%
25%
Target
…Drives Revenue Diversification
(1) Pro forma data assumes OEC was acquired on January 1, 2012.

Closing Remarks
• Solid profitability and margins despite challenging trading conditions
• Managing costs to facilitate investment in new areas
• Successfully implementing strategy of investment in
retail and institutional businesses to grow and diversify
revenue sources
• Well positioned to pursue organic and inorganic growth
opportunities

Appendix

Condensed Consolidated Statements of Operations

Note: Unaudited.  Dollars in millions, except per share data.
(1) Non-recurring expenses relating to cost savings effected in 2Q 2012.
Three Months Ended Sept. 30, Nine Months Ended Sept. 30,
Revenue 2012 2011 2012 2011
Retail trading revenue 34.3 $         52.2 $         104.6 $       146.1 $
Institutional trading revenue 4.2 1.4 12.2 3.3
Other revenue 1.4 0.6 2.1 1.3
Total non-interest revenue 39.9 54.2 118.9 150.7
Interest revenue 0.1 0.1 0.4 0.3
Interest expense - (0.4) (0.4) (1.1)
Total net interest revenue/(expense) 0.1 (0.3) - (0.8)
Net revenue 40.0 53.9 118.9 149.9
Expenses
Employee compensation and benefits 11.9 11.6 35.5 34.9
Selling and marketing 5.7 8.8 20.1 28.0
Trading expenses and commissions 8.9 9.9 26.9 25.5
Bank fees 0.8 1.3 2.5 3.4
Depreciation and amortization 1.2 1.0 3.2 2.9
Purchased intangible amortization 0.6 2.7 3.5 6.4
Communication and data processing 0.8 0.7 2.3 2.1
Occupancy and equipment 1.2 1.2 3.5 3.5
Bad debt provision - 0.2 0.2 0.8
Professional fees 1.6 1.9 3.6 3.8
Product development, software and maintenance 1.1 1.0 3.3 3.0
Restructuring
(1)
- - 0.6 -
Other 1.8 1.9 5.1 5.6
Total 35.6 42.2 110.3 119.9
Income before income tax expense
and equity in earnings of equity method
investment 4.4 11.7 8.6 30.0
Income tax expense 1.2 4.1 2.2 11.0
Net income 3.2 $           7.6 $           6.4 $          19.0 $
Earnings per common share:
Basic 0.09 $         0.22 $         0.18 $        0.55 $
Diluted 0.08 $         0.20 $         0.16 $        0.49 $
Weighted averages common shares outanding used
in computing earnings per common share:
Basic 35,250,404 34,625,525 34,893,622 34,313,987
Diluted 38,560,657 38,916,038 38,927,673 39,025,699

Consolidated Balance Sheet

Note: Unaudited.  Dollars in millions.
September 30, December 31,
2012 2011
ASSETS:
Cash and cash equivalents 7.6 $              60.3 $
Cash and cash equivalents, held for customers 426.6 310.4
Short term investments 45.0 0.1
Receivables from banks and brokers 83.9 85.4
Property and equipment - net of accumulated depreciation 9.9 7.5
Prepaid assets 8.4 9.9
Goodwill 10.2 3.1
Intangible assets, net 10.7 10.8
Other assets 17.3 18.1
Total assets 619.6 $          505.6 $
LIABILITIES AND SHAREHOLDERS' EQUITY:
Payables to brokers, dealers, FCM'S and other regulated entities 12.6 $            17.3 $
Payable to customers 414.0 293.1
Accrued compensation & benefits payable 4.9 4.9
Accrued expenses and other liabilities 15.5 14.9
Income tax payable 2.6 2.6
Notes payable - 7.9
Total liabilities 449.6 $          340.7 $
Shareholders' Equity 170.0 $          164.9 $
Total liabilities and shareholders' equity 619.6 $          505.6 $

Current Liquidity

Note: Dollars in millions.
(1) Reflects cash that would be received from brokers following the close-out of all open positions.
(2) Excludes current liabilities of $21.3mm and capital charges associated with open positions as of 9/30/2012.
9/30/2012 6/30/2012 12/31/2011
Cash & cash equivalents $7.6 $22.4 $60.3
Cash & cash equivalents held for customers 426.6 320.2 310.4
Short term investments 45.0 0.1 0.1
Receivable from banks and brokers
(1)
83.9 115.7 85.4
Total Operating Cash $563.1 $458.4 $456.2
Less: Cash & cash equivalents held for customers (426.6) (320.2) (310.4)
Free Operating Cash $136.5 $138.2 $145.8
Less: Minimum regulatory capital requirements (42.9) (42.6) (35.8)
Less: Note payable - - (7.9)
Free Cash Available
(2)
$93.6 $95.6 $102.1
Add: Available credit facility 50.0 50.0 50.0
Available Cash & Liquidity $143.6 $145.6 $152.1

3 rd Quarter & 9 Months 2012 Financial Summary

Note: Dollars in millions, except per share data.
(1) See page 22 for a reconciliation of GAAP net income to adjusted EBITDA.
(2) See page 21 for a reconciliation of GAAP net income to adjusted net income.
(3) See page 23 for a reconciliation of GAAP EPS to adjusted EPS.
(4) Adjusted EBITDA Margin calculated as Adjusted EBITDA/Net Revenue (ex. Interest expense).
3 Months Ended September 30, 9 Months Ended September 30, '12 v '11 % Change
2012 2011 2012 2011 3rd Quarter 9 Months
Net Revenue $40.0 $53.9 $118.9 $149.9 (26%) (21%)
Interest Expense -                 0.2                 0.4                 0.4                 (100%) 0%
Net Revenue (ex. Interest expense) $40.0 $54.1 $119.3 $150.3 (26%) (21%)
Operating Expenses 33.8              38.5              103.0             110.6             (12%) (7%)
Adjusted EBITDA
(1)
$6.2 $15.6 $16.3 $39.7 (60%) (59%)
GAAP Net Income $3.2 $7.6 $6.4 $19.0 (58%) (66%)
Adjusted Net Income
(2)
3.6                 9.3                 9.0                 23.0              (61%) (61%)
GAAP EPS (Diluted) $0.08 $0.20 $0.16 $0.49 (60%) (67%)
Adjusted EPS (Diluted)
(3)
0.09              0.24              0.23              0.59              (61%) (61%)
Adjusted EBITDA Margin %
(1)(4)
15.5% 28.8% 13.7% 26.4% (13 pts) (13 pts)
Net Income Margin % 8.0% 14.1% 5.4% 12.7% (6 pts) (7 pts)
Adjusted Net Income Margin %
(2)
9.0% 17.3% 7.6% 15.3% (8 pts) (8 pts)

Adjusted Net Income & Margin Reconciliation

Note: Dollars in millions, except per share data.
Three Months Ended September 30, Nine Months Ended September 30
2012 2011 2012 2011
Net Revenue 40.0 $             53.9 $             118.9 $           149.9 $
Net income 3.2                   7.6                   6.4                   19.0
Plus: Purchase intangible amortization (net of tax) 0.4                   1.7                   2.6                   4.0
Adjusted Net Income 3.6 $                9.3 $                9.0 $                23.0 $
Adjusted Earnings per Share
Basic 0.10 $             0.27 $             0.26 $             0.67 $
Diluted 0.09 $             0.24 $             0.23 $             0.59 $
Net Income Margin % 8.0% 14.1% 5.4% 12.7%
Adjusted Net Income Margin % 9.0% 17.3% 7.6% 15.3%

Adjusted EBITDA & Margin Reconciliation

Note: Dollars in millions.
(1) Non-recurring expenses relating to cost savings effected in 2Q 2012.
(2) Adjusted EBITDA Margin calculated as Adjusted EBITDA/Net Revenue (ex. Interest expense).
Three Months Ended September 30, Nine Months Ended September 30,
2012 2011 2012 2011
Net Revenue 40.0 $                 53.9 $                 118.9 $              149.9 $
Interest expense -                      0.2                      0.4                      0.4
Net Revenue (ex. Interest expense) 40.0 $                 54.1 $                 119.3 $              150.3 $
Net income 3.2 $                   7.6 $                   6.4 $                   19.0 $
Plus: Depreciation & amortization 1.2                      1.0                      3.2                      2.9
Plus: Purchase intangible amortization 0.6                      2.7                      3.5                      6.4
Plus: Interest expense -                      0.2                      0.4                      0.4
Plus: Restructuring
(1)
-                      -                      0.6                      -
Plus: Income tax expense 1.2                      4.1                      2.2                      11.0
Adjusted EBITDA 6.2 $                   15.6 $                 16.3 $                 39.7 $
Adjusted EBITDA Margin %
(2)
15.5% 28.8% 13.7% 26.4%

Adjusted EPS (Diluted) Reconciliation

(1) Net of tax.
Three Months Ended September 30, Nine Months Ended September 30,
2012 2011 2012 2011
GAAP Earnings per Share (Diluted) 0.08 $             0.20 $             0.16 $             0.49 $
Plus: Purchase intangible amortization
(1)
0.01                 0.04                 0.07                 0.10
Adjusted Earnings per Share (Diluted) 0.09 $             0.24 $             0.23 $             0.59 $

3 rd Quarter & 9 Months 2012 Operating Metrics
(1)

Note: Dollars in millions, except retail trading revenue per million.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
(2) Includes 145 new OEC accounts.
(3) Average calculated using excess net capital balance at each month-end during the relevant period.
(4) Includes 8,100 OEC accounts.
3rd Quarter 9 Months '12 v '11 % Change
2012 2011 2012 2011 3rd Quarter 9 Months
For Period Ending September 30,
Total Trading Volume (billions) $782.4 $707.9 $2,418.8 $1,675.0 11% 44%
Retail 278.7             447.9             1,004.6          1,207.5          (38%) (17%)
Institutional 503.7             260.0             1,414.2          467.5             94% 202%
Traded Retail Accounts (Period) 35,377           36,927           52,385           56,247           (4%) (7%)
Traded Retail Accounts (Last 12 Months) 59,166           65,401           59,166           65,401           (10%) (10%)
New Retail Accounts
(2)
6,121             7,852             19,855           24,764           (22%) (20%)
Trades 8,059,238      10,949,800     26,326,970     29,339,268     (26%) (10%)
Retail Trading Revenue per Million $123.1 $116.4 $104.9 $121.0 6% (13%)
Average Excess Net Capital
(3)
$56.3 $60.7 $60.7 $55.5 (7%) 9%
As of September 30,
Funded Retail Accounts
(4)
82,394           77,013           82,394           77,013           7% 7%
Client Assets $426.6 $286.4 $426.6 $286.4 49% 49%

$448
$279
$1,208
$1,005
$260
$504
$468
$1,414
$708
$782
$1,675
$2,419
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2011 2012 2011 2012
Total Trading Volume
(2)
Retail Institutional
3
rd
Quarter & 9 Months 2012 Operating Metrics
(1)
(cont.)

3    Quarter 9 Months
$286.4
$316.9
$109.7
$426.6
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
$400.0
$450.0
2011 2012
Client Assets
(3)
Retail FX Futures
65,401
59,166
-
10,000
20,000
30,000
40,000
50,000
60,000
70,000
2011 2012
Traded Retail Accounts (Last 12 Months)
77,013
74,294
8,100
82,394
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
2011 2012
Funded Retail Accounts
(3)
Retail FX Futures
rd
(2)
Note:  Trading volume in billions.  Client assets in millions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
(2) For periods ending September 30.
(3) As of September 30.

Monthly Operating Metrics

Funded New Retail Client
Month Retail Accts.
(2)
Accounts
(3)
Assets
(2)
Oct 2011 76,496 2,372 $311.8
Nov 2011 76,647 2,330 319.3
Dec 2011 76,485 2,195 310.4
Jan 2012 76,847 2,145 313.6
Feb 2012 75,904 2,371 320.2
Mar 2012 73,844 2,356 325.9
Apr 2012 73,996 2,260 332.4
May 2012 74,452 2,463 300.5
June 2012 74,621 2,139 320.2
July 2012 74,962 2,127 320.7
Aug 2012 83,174 1,979 433.7
Sep 2012 82,394 2,015 426.6
(1)
Note: Dollars in millions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
(2)
As of period ended. August 2012 and September 2012 include 7,955 and 8,100 OEC accounts, respectively.
(3)
For period ended. September 2012 includes 145 new OEC accounts.

Quarterly Operating Metrics
(1)

Note: For period ended.  Volume in billions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
Volume Traded Retail
Quarter Retail Institutional Accts. (Period) Trades
4Q 11 $366.4 $386.4 34,019               9,852,951
1Q 12 385.1       468.0             36,041               9,291,722
2Q 12 340.8       442.5             36,660               8,976,010
3Q 12 278.7       503.7             35,377               8,059,238

Definition of Metrics
• Total Trading Volume
– Represents the U.S. dollar equivalent of notional amounts traded
• Traded Retail Accounts
– Retail accounts who executed a transaction during a given period
• Funded Retail Accounts
– Retail accounts who maintain a cash balance
• Active Account Yield
– Represents the percentage of average funded retail accounts who executed a transaction during a given period
• Client Assets
– Represents amounts due to clients, including customer deposits and unrealized gains or losses arising from open positions
• New Retail Accounts
– The number of customer accounts that have initially opened and funded their accounts
• Net Deposits from Retail Customers
– Represents customers’ deposits less withdrawals for a given period
• Trades
– The number of transactions retail customers have completed for a given period
• Retail Trading Revenue per Million
– The revenue we realize from our forex, CFDs and metals trading activities per one million of U.S. dollar-equivalent trading volume
• Excess Net Capital
– Represents the excess funds held over the regulatory minimum capital requirements, as defined by the regulatory bodies that regulate our operating subsidiaries

3 rd Quarter 2012 Financial and Operating Results November 1, 2012